SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                October 2, 2002
                Date of Report (Date of earliest event reported)

                              APPLERA CORPORATION
               (Exact Name of Registrant as Specified In Charter)

         Delaware                      1-4389                06-1534213
(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)                 File No.)          Identification No.)

                                 301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)

                                 (203) 840-2000
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

       The following exhibit is filed with this Report:

      Exhibit No.                   Description

            99.1        Press Release issued October 4, 2002.

Item 9.  Regulation FD Disclosure.

       Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued October 4, 2002 by Applera Corporation regarding an unfavorable jury verdict relating to discontinued operations.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLERA CORPORATION

                                         By:     /s/ William B. Sawch
                                             -----------------------------
                                              William B. Sawch
                                              Senior Vice President and
                                              General Counsel

Dated:  October 4, 2002

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                                 EXHIBIT INDEX

     Exhibit No.                  Description

            99.1        Press Release issued October 4, 2002.